UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 13, 2018) November 27, 2018

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

On September 13, 2018, Grubhub Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the acquisition of SCVNGR, Inc. d/b/a LevelUp (“LevelUp”) pursuant to the Agreement and Plan of Merger, dated as of July 24, 2018 (the “Merger Agreement”), by and among Grubhub Holdings Inc. (“Parent”), Lobster Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), LevelUp and Shareholder Representative Services LLC (solely in its capacity as Securityholders’ Representative). Pursuant to the Merger Agreement, LevelUp merged with and into Merger Sub, with LevelUp continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Acquisition”).

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements and pro forma financial information relating to the Acquisition that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K, and should be read in conjunction with the Original Report.

Item 9.01.Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

The audited financial statements of LevelUp as of and for the year ended December 31, 2017, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited financial statements of LevelUp as of June 30, 2018 and for the six months ended June 30, 2018 and 2017, as well as the accompanying notes thereto, are filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and LevelUp for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018, and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Crowe LLP.*
99.1	Financial statements of SVNGR, Inc. as of and for the year ended December 31, 2017 (audited) and as of June 30, 2018 and for the six months ended June 30, 2018 (unaudited) and 2017 (unaudited).*
99.2

Unaudited pro forma condensed combined financial statements of Grubhub Inc. and SCVNGR, Inc. for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018, and the notes related thereto, that give effect to the Acquisition.*

 *Filed herewith

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Crowe LLP.*
99.1	Financial statements of SVNGR, Inc. as of and for the year ended December 31, 2017 (audited) and as of June 30, 2018 and for the six months ended June 30, 2018 (unaudited) and 2017 (unaudited).*
99.2

Unaudited pro forma condensed combined financial statements of Grubhub Inc. and SCVNGR, Inc. for the year ended December 31, 2017 and as of and for the six months ended June 30, 2018, and the notes related thereto, that give effect to the Acquisition.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: November 27, 2018	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer